UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 6, 2017

SINO FORTUNE HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-201037	35-2507568
(Commission File Number)	(IRS Employer Identification No.)

Room 2403, Shanghai Mart Tower

2299 West Yan’an Road, Changning District

Shanghai, 200336, China

(Address of principal executive offices and zip code)

+86 021-2357-0077

(Registrant’s telephone number including area code)

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 6 and 10, 2017, Benefactum Alliance Business Consultant (Beijing) Co., Ltd. (“Benefactum”), the variable interest entity indirectly controlled by the Company, as the trustor and provider of the funds to the trustee, entered into various entrusted loan contracts (the “Entrusted Loan Contracts”) with Qingdao Weichuang Private Capital Management Co., Ltd. (“Qingdao Weichuang”), as trustee and direct lender of the funds to the borrowers, and each of the borrowers named below. A summary of the material terms of the loans provided by Benefactum through Qingdao Weichuang to the borrowers pursuant to the Entrusted Loan Contracts is as follows:

Date of Contract	Name of Guarantor	Name of Borrower	Loan Amount (in RMB)	Term	Annual Interest	Maturity Date
07-06-2017	Shandong Zhongtong Financing Guarantee Co., Ltd.	Qingdao Zhiweiye Trading Co.,Ltd.	¥9,000,000	6 months	11%	01-06-2018
07-06-2017	Inner Mongolia JinFengYuan Financing Guarantee Co., Ltd.	Qingdao XiangTailai Trading Co., Ltd.	10,000,000	3 months	10%	10-06-2017
07-06-2017	Inner Mongolia JinFengYuan Financing Guarantee Co., Ltd.	Qingdao Furuixianghe Garments Co., Ltd.	7,000,000	6 months	12%	01-06-2018
07-06-2017	Shandong Zhongtong Financing Guarantee Co., Ltd.	Yantai Haoning Trading Co. Ltd.	12,000,000	6 months	10%	01-06-2018
07-06-2017	Shandong Zhongtong Financing Guarantee Co., Ltd.	Weifang Hua Ning Trading Co., Ltd.	15,000,000	6 months	10%	01-06-2018
07-06-2017	Shandong Zhongtong Financing Guarantee Co., Ltd.	Weihai Wolong Trading Co., Ltd.	7,500,000	3 months	12%	10-06-2017
07-06-2017	Shandong Zhongtong Financing Guarantee Co., Ltd.	Yantai Nanrui Trading Co. Ltd.	9,500,000	6 months	10%	01-06-2018
	Total		¥70,000,000

Date of Contract	Name of Guarantor	Name of Borrower	Loan Amount (in RMB)	Term	Annual Interest	Maturity Date
07-10-2017	Shandong Zhongtong Financing Guarantee Co., Ltd.	Qingdao Jianwei Packing Products Co. Ltd.	¥12,000,000	3 months	10%	10-10-2017
07-10-2017	Shandong Zhongtong Financing Guarantee Co., Ltd.	Qingdao XinTianda Furniture Co., Ltd.	10,000,000	3 months	10%	10-10-2017
07-10-2017	Inner Mongolia JinFengYuan Financing Guarantee Co., Ltd.	Qingdao Dongma Import&Export Co. Ltd.	8,000,000	3 months	12%	10-10-2017
	Total		¥30,000,000

The Entrusted Loan Contracts contain various events of default provisions which if breached, may result in the acceleration of all obligations of the borrowers thereunder. The sister of Mr. Bodang Liu, the Company’s chief executive officer and chairman, owns 48.41% of the outstanding equity interests in Qingdao Weichuang. Qingdao Weichuang receives a processing fee for acting as trustee equal to 1.5‰ of the loan amount under each Entrusted Loan Contract. In connection with the execution of the Entrusted Loan Contracts, Benefactum also entered into entrusted loan guarantee contracts (the “Entrusted Loan Guarantee Contracts”) with each of the guarantors named above, pursuant to which the guarantors have agreed to guarantee the obligations under the Entrusted Loan Contracts.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the (i) form of Entrusted Loan Contract filed as Exhibit 10.1 hereto; and (ii) form of Entrusted Loan Guarantee Contract filed as Exhibit 10.2 hereto.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Entrusted Loan Contract.

10.2	Form of Entrusted Loan Guarantee Contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINO FORTUNE HOLDING CORPORATION

By:	/s/ Bodang Liu
Name: Bodang Liu
Title: Chief Executive Officer and Chairman

Dated: July 12, 2017

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